UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure

On April 30, 2015, Essex Rental Corp. (the "Company") issued a press release announcing that Thomas A. Ryan, Jr. has accepted the Company's invitation to join its Board of Directors following his election at the Company's 2015 Annual Meeting of Stockholders to be held on June 4, 2015.

Mr. Ryan is Managing Partner of Redwing Consulting, LLC, an independent consulting group serving small to middle market public and private clients, and he also serves as a Senior Advisor/Investment Banker for Cascadia Capital, LLC, an investment bank focused on sell-side representations. From 2008 to 2012, Mr. Ryan served as chief executive officer and a member of the board of directors of PODS Enterprises, Inc., a leader in the containerized moving and storage industry, which, in December 2014, announced it was being sold to the Ontario Teachers' Pension Plan. Mr. Ryan's other professional experience includes serving as: Senior Vice President and General Manager of Johns Manville/Berkshire Hathaway, a wholly-owned building products subsidiary of Berkshire Hathaway; President of IR Retail Solutions, the industrial services division of Ingersoll Rand, Corp.; Vice President and General Manager of AlliedSignal Aftermarket Europe, an automotive aftermarket parts division of AlliedSignal, Inc.; and Senior Consultant at Price Waterhouse Coopers, a public accounting firm. The Board of Directors has affirmatively determined that Mr. Ryan is "independent" under the listing standards of The NASDAQ Stock Market LLC and all relevant securities and other laws and regulations.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

The Company expects to file with the Securities and Exchange Commission and to mail to stockholders a proxy statement and other documents related to the 2015 annual meeting on or before April 30, 2015. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELATED MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE 2015 ANNUAL MEETING AND RELATED MATTERS. Stockholders may obtain a free copy of the Company's proxy statement, when available, and any other documents filed by the Company with the SEC at the SEC's website (www.sec.gov) and in the investor relations section of the Company's website (http://essexrental.com).

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the election of directors and the 2015 annual meeting. Information about the executive officers and directors of the Company and the number of shares of the Company's common stock beneficially owned by such persons is set forth in the proxy statement filed on April 28, 2014 and will be updated in the forthcoming proxy statement to be filed on or before April 30, 2015.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated April 30, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: April 30, 2015	By:	/s/ Kory M. Glen
Name: Kory M. Glen
Title: Chief Financial Officer